                                                                    EXHIBIT 99.1

PROXY                                                                      PROXY

                             ST. JOHN KNITS, INC.

This Proxy Is Solicited On Behalf Of The Board of Directors For The Special
Meeting of Shareholders-     , 1999

     The undersigned hereby appoints Robert E. Gray and Roger G. Ruppert, and each of them, with full power of substitution, as proxies to represent the undersigned and vote all shares of stock which the undersigned is entitled to vote at the Special Meeting of Shareholders of St. John Knits, Inc. to be held
on     , 1999, and at any postponements or adjournments before the Meeting and at any postponements or adjournments thereof.

     Unless otherwise specified by the undersigned, this proxy will be voted FOR Proposal 1 and will be voted by the proxyholders in accordance with their best judgement as to any other matters properly transacted at the Meeting and at any postponements or adjournments thereof. To vote in accordance with the Board of Directors' recommendations just sign on the reverse side, no boxes need to be checked.



                                     [_] Check here if you plan to attend the
                                         meeting.

                                     New Address:
                                                 ----------------------------
                                     ----------------------------------------
                                     ----------------------------------------
                                     [_] Check here for address change.

                 (Continued and to be signed on reverse side)

                         (continued from reverse side)
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

[                                                                              ]

                                             FOR         AGAINST        ABSTAIN

Approval of (i) the principal terms          [_]           [_]            [_]
of the reorganization merger found
in the Agreement and Plan of
Merger, dated as of February 2,
1999, by and among St. John Knits,
Inc., St. John Knits International,
Incorporated, SJKAcquisition, Inc.
and Pearl Acquisition Corp.,
pursuant to which St. John Knits,
Inc. will become a wholly owned
subsidiary of St. John Knits
International, Incorporated, a
Delaware corporation, which is
currently a wholly owned subsidiary
of St. John, and (ii) the form of
agreement of merger to be filed
with the California Secretary of
State to effect the reorganization
merger.

                                        Dated: __________________________, 1999

                                        _______________________________________
                                                Signature of Shareholder

                                        _______________________________________
                                              Printed Name of Shareholder

                                        _______________________________________
                                                 Title (if applicable)

                                        PLEASE VOTE, SIGN, DATE AND RETURN THIS
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
                                        ENVELOPE.

                                        PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS, IF ACTING AS ATTORNEY,
                                        EXECUTOR, TRUSTEE, OR IN REPRESENTATIVE
                                        CAPACITY, SIGN NAME AND INDICATE TITLE.
                                        IF SHARES ARE IN THE NAMES OF MORE THAN
                                        ONE PERSON, EACH SHOULD SIGN.